                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

          Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
          ss.1350)

          Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
          ss.1350),  the  undersigned,  Linda  J.  Haines,  Principal  Financial
          Manager of  Nutrition  Management  Services  Company,  a  Pennsylvania
          corporation  (the "Company"),  does hereby certify,  to her knowledge, that:

          The Quarterly  Report on Form 10-Q for the quarter ended September 30,
          2004  of  the  Company  (the   "Report")   fully   complies  with  the
          requirements  of section 13 (a) or 15 (d) of the  Securities  Exchange
          Act of  1934,  and the  information  contained  in the  Report  fairly presents,  in all  material  respects,  the  financial  condition  and results of operations of the Company.

                                                 /s/ Linda J. Haines
                                                 ------------------------------
                                                 Linda J. Haines
                                                 Principal Financial Manager

          January 12, 2005